[Logo] M F S(R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]


                         MFS(R) INTERNATIONAL
                         NEW DISCOVERY FUND
                         (FORMERLY MFS INTERNATIONAL OPPORTUNITIES FUND)

                         ANNUAL REPORT o SEPTEMBER 30, 2000

                      -----------------------------------
                      MUTUAL FUND GIFT KITS (see page 31)
                      -----------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 24
Independent Auditors' Report .............................................. 29
Trustees and Officers ..................................................... 33

       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames


Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include
    o   face-to-face contact with senior management as well as frontline workers
    o   analysis of the company's financial statements and balance sheets
    o   contact with the company's current and potential customers
    o   contact with the company's competitors
    o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance by finding opportunities before they are generally recognized by the market, and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

/s/  Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

    October 16, 2000

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David A. Antonelli]
    David A. Antonelli

For the 12 months ended September 30, 2000, Class A shares of the fund provided a total return of 53.54% and Class I shares 53.50%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 3.42% return over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, a broad, unmanaged index of non-U.S. equities. During the same period, the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 10.81%.

Q. THE FUND OUTPACED IT'S BENCHMARK AND LIPPER PEER GROUP BY SIGNIFICANT MARGINS. WHAT WERE THE MAIN CONTRIBUTORS?

A. Our strong stock selection across a broad range of industries was the primary contributor. Significant positions in companies such as Stratos Global, which provides integrated satellite and microwave telecommunications services, and Japanese pharmaceutical company Eisai Co. produced strong results for the portfolio. Another major contributor was our large exposure to energy and energy services companies, which provided a major boost to the fund's performance relative to the MSCI benchmark. Early in the period, we recognized that a number of deep-water drillers, energy equipment manufacturers, and energy service companies were poised to benefit from the dramatic recovery in oil and natural gas prices. Large holdings in Anderson Exploration, Talisman Energy Inc., and Smedvig provided a significant boost to total return.

Q. EFFECTIVE OCTOBER 1, 2000, THE FUND'S NAME IS CHANGING TO MFS(R) INTERNATIONAL NEW DISCOVERY FUND. WHY?

A. Because this portfolio has a similar investment objective to our domestic emerging growth equity fund, MFS(R) New Discovery Fund, we felt it made sense for our international emerging growth equity fund to have a similar name.

Q.  WILL THE FUND'S INVESTMENT PHILOSOPHY AND STRATEGY CHANGE?

A. No. The investment philosophy behind all MFS(R) portfolios is based on our company-oriented, bottom-up Original Research(SM). In this portfolio, our focus is on foreign emerging growth companies with relatively small market capitalizations. While emerging growth companies may be of any size, the fund will generally focus on small-cap growth companies that we believe are in the early part of their life cycles and have strong potential to become major enterprises. In particular, we are looking for companies that demonstrate the potential for above-average earnings growth over a sustained period of time, possess strong management teams with clear strategies, and have catalysts that may accelerate growth, such as innovative products and services, or substantial barriers to new market entries, such as patent protection.

Q. WHAT DO YOU THINK SETS THIS PORTFOLIO APART FROM OTHER SMALL-CAP INTERNATIONAL EQUITY PORTFOLIOS?

A. A few things. First and foremost, we believe the depth and talent of our equity analyst team are big advantages. We have more than 35 equity analysts at MFS, all contributing their best ideas to the portfolio. As a result, there is a great deal of information sharing, starting with our in-depth balance sheet and earnings analysis. At the same time, we all spend a great deal of time on the road, meeting with company managements as well as with employees, competitors, and suppliers. Our focus in this portfolio is on small-cap stocks; however, we have a lot of flexibility and can look at any market capitalization, location, or industry if we find attractive opportunities. Overall, we lean toward the more dynamic areas of the economy, focusing on companies that we believe are at the forefront of innovation and are capitalizing on their competitive advantages.

Q. BEYOND STRONG POTENTIAL FOR ACCELERATING GROWTH AND INNOVATIVE PRODUCTS, ARE THERE ANY OTHER CHARACTERISTICS A SMALL-CAP STOCK SHOULD HAVE BEFORE YOU'LL CONSIDER IT?

A. For a small company to become a global player, we believe it needs to develop a diversified revenue stream. Many companies have had great products or services at start-up but haven't been able to follow up with additional new products and services. Consequently, we look very closely at the quality of management within an organization and attempt to determine if the company has the ability to broaden its distribution capacity. For example, does the company have an original manufacturing capability or the ability to form joint ventures and partnerships? The more people it has out in the field selling its products, the better known its products will become; we believe this could translate into higher sales volume.

Q.  WHERE HAVE YOU BEEN FINDING OPPORTUNITIES?

A. We have found attractive growth opportunities across a wide range of industries and sectors that have been exhibiting accelerating earnings and sales results. In the energy sector, despite the significant price appreciation we experienced this year, we continue to find attractive opportunities among deep-water drillers, equipment manufacturers, and energy services providers. While oil prices may not remain at such high levels, we don't expect a significant drop. As a result, we expect growth and earnings to remain strong for the industry in the near term. Despite a lackluster economy in Japan, discount retailers such as Fast Retailing have posted attractive growth and have taken away market share from full-price department stores in Japan. In the technology sector, we have been particularly attracted to the information-technology-service companies that we believe could benefit from the surge in technology spending we anticipate in Europe and Asia. A good example is Victor of Japan, also known as JVC, which performed well for the fund despite the weak environment for the technology sector. We believe the company's innovative spirit and technological breakthroughs in the areas of digital imaging, information, and networking could propel future earnings growth.

Q.  WHICH HOLDINGS DETRACTED FROM PERFORMANCE?

A. Concerns about increased competition, new technology, and higher licensing fees hurt stock prices for many telecommunications stocks. While we were underweighted in the utilities and communications sector compared to our benchmark, a number of our holdings in this group detracted from the fund's total return. Positions in telecommunications companies such as Libertel and Telefonica produced weak results during the period.

Q.  ARE YOU CONCERNED ABOUT RISING INTEREST RATES STIFLING GROWTH OVERSEAS?

A. The European Central Bank recently hiked interest rates because of concern that inflation may be on the rise, a move that has not helped stock prices. However, we believe that a number of positive themes exist, such as an upswing in corporate streamlining and productivity, which should help offset inflationary pressures. Also, the political stirrings about tax reform suggest to us that the long-term future looks bright for European stocks. While the interest rate and economic environment in Japan remains somewhat cloudy, we think there are growing signs that a recovery is under way. More importantly, however, the country continues to produce what we believe are some of the most innovative and dynamic companies in the world, particularly in the technology and telecommunications sectors.

       Respectfully,

   /s/ David A. Antonelli

       David A. Antonelli
       Portfolio Manager

Note to Shareholders: The fund will open to the public on October 1, 2000. Prior to that date, the fund was available only to MFS employees and had limited assets.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

DAVID A. ANTONELLI IS SENIOR VICE PRESIDENT AND DIRECTOR OF INTERNATIONAL EQUITY RESEARCH OF MFS INVESTMENT MANAGEMENT(R). HE IS RESPONSIBLE FOR THE HIRING, TRAINING AND INDUSTRY ASSIGNMENTS OF OUR TEAM OF INTERNATIONAL EQUITY RESEARCH ANALYSTS AND COORDINATES COVERAGE OF GLOBAL INDUSTRIES WITH THE U.S. DIRECTOR OF RESEARCH.

IN HIS DIRECTOR ROLE, DAVID ALSO OVERSEES THE PROCESS OF PORTFOLIO MANAGEMENT OF THE INTERNATIONAL RESEARCH AND EMERGING MARKET PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS, AND OFFSHORE FUNDS. THESE PORTFOLIOS ARE MANAGED BY THE TEAM OF MFS INTERNATIONAL ANALYSTS. HE ALSO MANAGES OUR INTERNATIONAL SMALL-CAP PORTFOLIOS AND THE INTERNATIONAL PORTIONS OF OUR GLOBAL GROWTH PORTFOLIOS.

DAVID JOINED MFS IN 1991 AS A RESEARCH ANALYST FOLLOWING FOREIGN STOCKS, WITH A CONCENTRATION IN CONTINENTAL EUROPE. HE WAS NAMED VICE PRESIDENT IN 1995, PORTFOLIO MANAGER IN 1997, AND SENIOR VICE PRESIDENT AND DIRECTOR OF INTERNATIONAL EQUITY RESEARCH IN 1999. DAVID IS A GRADUATE OF PENNSYLVANIA STATE UNIVERSITY AND THE WHARTON SCHOOL OF FINANCE AND COMMERCE OF THE UNIVERSITY OF PENNSYLVANIA.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

-------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
FUND FACTS
-------------------------------------------------------------------------------

OBJECTIVE:                  SEEKS CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:      OCTOBER 9, 1997

CLASS INCEPTION:            CLASS A  OCTOBER 9, 1997
                            CLASS I  OCTOBER 9, 1997

SIZE:                       $2.9 MILLION NET ASSETS AS OF SEPTEMBER 30, 2000

-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 2000. Index information is from October 1, 1997.)

                          MFS International
                            New Discovery
                           Fund - Class A         MSCI EAFE Index
          -------------------------------------------------------
          10/97              $ 9,425                $10,000
           9/98                8,878                  9,192
           9/99               12,440                 12,070
           9/00               19,100                 12,484

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2000

Class A
                                                       1 Year           Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        +53.54%        +102.66%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    +53.54%        + 26.79%
-------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    +44.72%        + 24.30%
-------------------------------------------------------------------------------

Class I
                                                       1 Year           Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        +53.50%        +102.75%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    +53.50%        + 26.81%
-------------------------------------------------------------------------------

Comparative Indices(+)
                                                       1 Year           Life*
-------------------------------------------------------------------------------
Average international fund**                          +10.81%        +  8.26%
-------------------------------------------------------------------------------
MSCI EAFE Index+                                      + 3.42%        +  7.67%
-------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 2000. Index information is from October 1, 1997.
(+) Average annual rates of return.
 ** Source: Lipper Inc.
  + Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A share performance including sales charge takes into account the deduction of the maximum 5.75% sales charge. Class I shares have no sales charge and are available to certain institutional investors.

Performance results reflect any applicable subsidies and waivers in effect during the period shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and include the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RECENT RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS, WHICH MAY OR MAY NOT BE REPEATED. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN.
PAST PERFORMANCE IS NO GUARANTEE OF
FUTURE RESULTS.

Investments in foreign and emerging market securities may be affected by interest-rate and currency-exchange-rate charges, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk with U.S. investments.

Investing in small or emerging growth companies is riskier than investing in more-established companies.

The portfolio's geographic concentration makes it more volatile than a portfolio that is more geographically diversified.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 2000

FIVE LARGEST STOCK SECTORS

                  ENERGY                             15.1%
                  TECHNOLOGY                         14.9%
                  HEALTH CARE                        11.8%
                  FINANCIAL SERVICES                 10.7%
                  RETAILING                           9.9%

TOP 10 STOCK HOLDINGS

FAST RETAILING CO.  7.4%          STRATOS GLOBAL CORP.  1.7%
Japanese discount retailer        Mobile satellite products and services
                                  provider
EISAI COMPANY LTD.  2.3%
Japanese pharmaceutical           TALISMAN ENERGY, INC.  1.7%
company                           Oil and natural gas exploration and
                                  production company
VICTOR COMPANY OF JAPAN  2.2%
Digital imaging, information,     SMEDVIG, ASA  1.7%
and networking company            Offshore oil and natural gas drilling
                                  contractor
JOMED N.V.  2.1%
Medical technology company        TECHNIP S.A.  1.7%
                                  Engineering services company
C-MAC INDUSTRIES, INC.  1.8%
Integrated electronic systems     PETROLEUM GEO-SERVICES ASA  1.7%
 manufacturer                     Geophysical services provider

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- September 30, 2000

Stocks - 95.0%
------------------------------------------------------------------------------------------------------
ISSUER                                                                     SHARES                VALUE
------------------------------------------------------------------------------------------------------
Foreign Stocks - 87.1%
  Bermuda - 2.1%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                        2,580       $   28,380
    Li & Fung Ltd. (Apparel and Textiles)*                                 16,000           33,761
                                                                                        ----------
                                                                                        $   62,141
--------------------------------------------------------------------------------------------------
  Brazil - 3.5%
    Brasil Telecom Participacoes, ADR (Telecommunications)                    195       $   11,359
    Empresa Brasileira de Aeronautica S.A., ADR (Aerospace and
      Defense)*                                                             1,370           42,470
    Petroleo Brasileiro S.A. (Oils)                                           520           14,882
    Tele Norte Celular Participacoes S.A., ADR (Telecommunications)*          170            6,800
    Tele Norte Leste Participacoes S.A., ADR (Telecommunications)             853           19,512
    Uniao de Banco Brasiliero S.A. (Banks and Credit Cos.)                    200            6,600
                                                                                        ----------
                                                                                        $  101,623
--------------------------------------------------------------------------------------------------
  Canada - 13.2%
    Alberta Energy Limited (Energy)                                           565       $   23,417
    Aliant, Inc. (Telecommunications)                                       1,340           33,082
    Anderson Exploration Ltd. (Oils)*                                       1,470           32,096
    BCE, Inc. (Telecommunications)                                            400            9,350
    Bell Canada International, Inc. (Telecommunications)*                     190            4,109
    C Mac Industries, Inc. (Electronics)*                                     890           50,796
    Canadian Hunter Exploration Ltd. (Oils)*                                  800           19,379
    Canadian National Railway Co. (Railroads)                                 500           14,656
    Celestica, Inc. (Electronics)*                                            190           13,070
    Industrial Alliance Life Insurance Co. (Insurance)*                     1,250           26,339
    Magna International, Inc. (Automotive)                                    185            8,042
    Manulife Financial Corp. (Insurance)*                                     620           13,002
    Microcell Telecommunications, "B" (Telecommunications)*                   340            9,881
    Rogers Wireless Communications Inc. (Telecommunications)*                 250            7,632
    Royal Group Technologies Ltd. (Construction)*                             950           18,914
    724 Solutions, Inc. (Internet)*                                            94            4,465
    Stratos Global Corp. (Telecommunications)*                              2,340           47,754
    Stuart Energy Systems Corp. (Energy)*                                      70            1,208
    Talisman Energy, Inc. (Oils)*                                           1,340           46,911
                                                                                        ----------
                                                                                        $  384,103
--------------------------------------------------------------------------------------------------
  Chile - 0.8%
    Banco de A. Edwards, ADR (Banks and Credit Cos.)*                       1,700       $   22,100
--------------------------------------------------------------------------------------------------
  China - 0.5%
    Huaneng Power International, Inc., ADR (Utilities - Electric)*            500       $    8,000
    PetroChina Co. Ltd. (Oils)*                                            32,000            6,526
                                                                                        ----------
                                                                                        $   14,526
--------------------------------------------------------------------------------------------------
  Denmark - 1.1%
    Carlsberg (Food and Beverage Products)                                    800       $   33,157
--------------------------------------------------------------------------------------------------
  Finland - 0.7%
    F-Secure Oyj (Computer Software - Systems)*                               475       $    3,122
    HPY Holding - HTF Holding Oyj Abp (Telecommunications)*                   281           10,051
    Tieto Corp. (Computer Software - Systems)                                 305            8,622
                                                                                        ----------
                                                                                        $   21,795
--------------------------------------------------------------------------------------------------
  France - 7.1%
    April Group (Insurance)                                                   100       $   16,334
    Business Objects S.A., ADR (Computer Software - Systems)*                 150           16,959
    Coflexip, ADR (Oil Services)                                              200           12,450
    Compagnie Generale de Geophysique S.A., ADR (Oil Services)*             2,802           39,578
    Infovista S.A. (Computer Software)*                                        80            2,474
    Integra S.A. (Computer Software - Services)*                              145            1,588
    Natexis Co. (Financial Services)                                          494           38,752
    Societe Television Francaise (Entertainment)                              430           24,691
    Technip S.A. (Construction)                                               330           46,061
    Thomson Multimedia (Electronics)*                                         130            6,546
                                                                                        ----------
                                                                                        $  205,433
--------------------------------------------------------------------------------------------------
  Germany - 5.3%
    ADVA AG Optical Networking Co. (Telecommunications)*                       30       $    2,849
    Fielmann AG, Preferred (Retail)                                           250            8,171
    Fresenius AG (Medical Supplies)                                           130           32,386
    Fresenius AG, Preferred (Medical Supplies)                                130            6,431
    GFT Technology AG (Computer Software - Services)*                         180           11,131
    Marschollek Lautenschlaeger, Preferred (Insurance)                         80           12,014
    Merck KGaA (Medical and Health Products)                                  890           30,278
    Prosieben Media AG, Preferred (Entertainment)                             320           36,608
    Tecis Holding AG (Finance)                                                180           13,039
                                                                                        ----------
                                                                                        $  152,907
--------------------------------------------------------------------------------------------------
  Greece - 0.5%
    Antenna TV S.A., ADR (Broadcasting)*                                      613       $   13,486
--------------------------------------------------------------------------------------------------
  Hong Kong - 0.9%
    Dah Sing Financial Group (Banks and Credit Cos.)                        3,200       $   15,639
    Great Eagle Holdings Co. (Hotels and Motels)*                           7,000           10,775
                                                                                        ----------
                                                                                        $   26,414
--------------------------------------------------------------------------------------------------
  Hungary - 0.3%
    Magyar Tavkozlesi Rt., ADR (Telecommunications)*                          420       $    9,896
--------------------------------------------------------------------------------------------------
  Ireland - 0.9%
    Anglo Irish Bank Corp. PLC (Banks and Credit Cos.)*                     9,855       $   22,151
    Trintech Group PLC, ADR (Computer Software - Products)*                   170            3,421
                                                                                        ----------
                                                                                        $   25,572
--------------------------------------------------------------------------------------------------
  Israel - 2.4%
    Check Point Software Technologies Ltd. (Computer Software -
      Services)*                                                              175       $   27,563
    Partner Communications Co. Ltd., ADR (Telecommunications)*              2,850           21,909
    Teva Pharmaceutical Industries Ltd. (Pharmaceuticals)                     280           20,492
                                                                                        ----------
                                                                                        $   69,964
--------------------------------------------------------------------------------------------------
  Italy - 0.4%
    Saipem (Construction Services)                                          1,900       $   10,574
--------------------------------------------------------------------------------------------------
  Japan - 21.1%
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                        2,000       $   36,409
    Daikin Industries Ltd. (Consumer Goods and Services)                    2,000           38,672
    Eisai Co. Ltd. (Medical and Health Products)                            2,000           63,248
    Fast Retailing Co. (Retail)*                                            1,000          204,025
    Hitachi Ltd. (Electronics)                                              1,000           11,630
    Meitec Corp. (Computer Software - Systems)                                400           18,548
    Mimasu Semiconductor Industry Co. Ltd. (Electronics)                      900           13,279
    Moritex Corp. (Electronics)                                               200           23,741
    Murata Manufacturing Co. Ltd. (Electronics)                               200           27,636
    Nitto Denko Corp. (Industrial Goods and Services)                         400           15,024
    Shionogi & Co., Ltd. (Pharmaceuticals)                                  1,000           18,687
    Sumitomo Realty & Development (Real Estate)                             6,000           31,438
    Tokyo Broadcasting System, Inc. (Entertainment)                         1,000           40,341
    Tokyo Gas Co. Ltd. (Gas)                                                4,000           10,646
    Victor Company of Japan (Telecommunications)                            7,000           60,048
                                                                                        ----------
                                                                                        $  613,372
--------------------------------------------------------------------------------------------------
  Mexico - 2.5%
    Grupo Aeroportuario del Sureste S.A. de C.V., ADR
      (Transportation)*                                                     1,900       $   28,856
    Grupo Continental S.A. (Food and Beverage Products)                     2,410            2,937
    Grupo Financiero Banorte S.A. de C.V. (Finance)*                        7,990           10,431
    Grupo Mexico S.A. (Metals)                                              1,700            6,485
    Kimberly-Clark de Mexico S.A. de C.V. (Forest and Paper
      Products)                                                             4,310           11,327
    Wal-Mart de Mexico S.A. de C.V. (Retail)*                                 625           13,077
                                                                                        ----------
                                                                                        $   73,113
--------------------------------------------------------------------------------------------------
  Netherlands - 7.6%
    Completel Europe N.V. (Telecommunications)*                                50       $      398
    Computer Services (Computer Software - Services)*                       1,200           27,032
    Fugro N.V. (Engineering)*                                                 622           35,688
    Hunter Douglas N.V., ADR (Consumer Goods and Services)*                 1,162           31,514
    Jomed N.V. (Medical and Health Products)*                                 765           57,085
    Koninklijke Ahrend Groep N.V. (Consumer Goods and Services)*              722            7,749
    Libertel N.V. (Telecommunications)*                                     2,500           30,257
    Philips Electronics N.V. (Electronics)*                                   194            8,358
    Versatel Telecommunications N.V. (Telecommunications)*                    355            8,185
    VNU N.V. (Publishing)*                                                    281           14,149
                                                                                        ----------
                                                                                        $  220,415
--------------------------------------------------------------------------------------------------
  New Zealand - 0.2%
    Warehouse Group (Retail)                                                2,330       $    5,552
--------------------------------------------------------------------------------------------------
  Norway - 4.9%
    P4 Radio Hele Norge ASA (Broadcasting)                                  5,850       $   32,251
    Petroleum Geo-Services ASA, ADR (Oils)*                                 2,670           46,057
    Schibsted ASA (Publishing)                                              1,110           19,521
    Smedvig ASA (Oil Services)                                              2,350           46,122
                                                                                        ----------
                                                                                        $  143,951
--------------------------------------------------------------------------------------------------
  Panama - 0.3%
    Banco Latinoamericano de Exportaciones (Banks and Credit Cos.)            300       $    8,325
--------------------------------------------------------------------------------------------------
  Singapore - 3.0%
    Datacraft Asia Ltd. (Telecommunications)                                3,000       $   24,900
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                        6,540           30,466
    Overseas-Chinese Banking Corp. Ltd. (Banks and Credit Cos.)             1,280            8,097
    Singapore Press Holdings Ltd. (Printing and Publishing)                 1,270           19,063
    Trek 2000 International Ltd. (Technology)                              10,000            6,154
                                                                                        ----------
                                                                                        $   88,680
--------------------------------------------------------------------------------------------------
  Spain - 1.6%
    Centros Comerciales Continente, S.A. (Retail)                             320       $    5,377
    Cortefiel S.A. (Retail)                                                 1,480           30,411
    Telefonica de Espana S.A., ADR (Telecommunications)                       149            8,856
    Tpi Telef Pub Info (Telecommunications)*                                  380            3,222
                                                                                        ----------
                                                                                        $   47,866
--------------------------------------------------------------------------------------------------
  Sweden - 1.1%
    Saab AB, "B" (Aerospace)                                                2,590       $   20,618
    Tele1 Europe Holdings AB (Telecommunications)*                             40              375
    Telefonaktiebolaget LM Ericsson AB (Telecommunications)                   300            4,573
    Trio AB (Computer Software - Products and Services)*                    5,000            7,076
                                                                                        ----------
                                                                                        $   32,642
--------------------------------------------------------------------------------------------------
  Switzerland - 1.3%
    Leica Geosystems AG (Technology) *                                         10       $    3,135
    Synthes-Stratec, Inc. (Medical and Health Products)*                       50           33,400
                                                                                        ----------
                                                                                        $   36,535
--------------------------------------------------------------------------------------------------
  Thailand - 0.6%
    BEC World Public Co. Ltd. (Television)                                  1,200       $    5,699
    Hana Microelectronics Public Co. Ltd. (Electronics)*                    4,000           10,544
                                                                                        ----------
                                                                                        $   16,243
--------------------------------------------------------------------------------------------------
  United Kingdom - 3.2%
    Autonomy Corp. PLC, ADR (Software Development)                            100       $    5,500
    Capital Radio PLC (Broadcasting)                                          650           13,696
    Energis PLC (Telecommunications)*                                       1,750           12,369
    Granada Compass PLC (Telecommunications)*                               1,270           11,887
    Granada Media PLC (Hospitality and Media Services)*                     1,150            7,669
    Matalan PLC (Apparel and Textiles)                                        900            7,320
    NDS Group PLC, ADR (Internet)*                                            190           14,630
    Royal Bank of Scotland PLC (Banks and Credit Cos.)*                       325            6,863
    Shire Pharmaceuticals Group PLC (Pharmaceuticals)*                        640           11,044
    Standard Chartered PLC (Banks and Credit Cos.)*                           240            3,496
                                                                                        ----------
                                                                                        $   94,474
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                    $2,534,859
--------------------------------------------------------------------------------------------------
U.S. Stocks - 7.9%
  Agricultural Products - 0.4%
    AGCO Corp.                                                              1,070       $   12,706
--------------------------------------------------------------------------------------------------
  Business Services - 0.8%
    IMRglobal Corp.*                                                          485       $    5,638
    VeriSign, Inc.*                                                            81           16,408
                                                                                        ----------
                                                                                        $   22,046
--------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.5%
    Powertel, Inc.*                                                           200       $   15,212
--------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.0%
    Internet Security Systems, Inc.*                                          400       $   30,050
--------------------------------------------------------------------------------------------------
  Electronics - 0.3%
    Tektronix, Inc.*                                                          125       $    9,602
--------------------------------------------------------------------------------------------------
  Oil Services - 1.5%
    Carbo Ceramics, Inc.                                                      880       $   23,375
    Global Marine, Inc.*                                                      650           20,069
                                                                                        ----------
                                                                                        $   43,444
--------------------------------------------------------------------------------------------------
  Oils - 2.2%
    Santa Fe International Corp.                                              750       $   33,797
    Transocean Sedco Forex, Inc.                                              495           29,019
                                                                                        ----------
                                                                                        $   62,816
--------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.6%
    ICN Pharmaceuticals, Inc.                                                 500       $   16,625
--------------------------------------------------------------------------------------------------
  Telecommunications - 0.6%
    Emulex Corp.*                                                             100       $   12,250
    Exfo Electro - Optical Engineering, Inc.*                                  80            3,485
    NTL, Inc.*                                                                 55            2,547
                                                                                        ----------
                                                                                        $   18,282
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                       $  230,783
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,434,334)                                              $2,765,642
--------------------------------------------------------------------------------------------------

Warrants
--------------------------------------------------------------------------------------------------
    Thomson (Electronics)* (Identified Cost, $0)                              130       $      426
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,434,334)                                         $2,766,068

Other Assets, Less Liabilities - 5.0%                                                      145,003
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $2,911,071
--------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
SEPTEMBER 30, 2000
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,434,334)               $2,766,068
  Cash                                                                 269,984
  Foreign currency, at value (identified cost, $3,475)                   3,422
  Receivable for investments sold                                       58,449
  Interest and dividends receivable                                      3,601
  Other assets                                                             157
                                                                    ----------
      Total assets                                                  $3,101,681
                                                                    ----------
Liabilities:
  Payable for investments purchased                                 $  190,351
  Payable to affiliate for reimbursement fee                               259
                                                                    ----------
      Total liabilities                                             $  190,610
                                                                    ----------
Net assets                                                          $2,911,071
                                                                    ==========
Net assets consist of:
  Paid-in capital                                                   $2,546,264
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                       331,534
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                   33,506
  Accumulated net investment loss                                         (233)
                                                                    ----------
      Total                                                         $2,911,071
                                                                    ==========
Shares of beneficial interest outstanding                            190,911
                                                                     =======
Class A shares:
  Net asset value, and redemption price per share
    (net assets, $201,848 / 13,243 shares of beneficial
     interest outstanding)                                           $15.24
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                      $16.17
                                                                     ======

Class I shares:
  Net asset value, offering price and redemption price per
    share (net assets of $2,709,223 / 177,668 shares of
    beneficial interest outstanding)                                 $15.25
                                                                     ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30, 2000
------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                         $ 18,687
    Interest                                                             6,839
    Foreign taxes withheld                                              (2,320)
                                                                      --------
      Total investment income                                         $ 23,206
                                                                      --------
  Expenses -
    Management fee                                                    $ 19,576
    Shareholder servicing agent fee                                      2,009
    Distribution and service fee (Class A)                                 664
    Administrative fee                                                     302
    Custodian fee                                                       12,897
    Printing                                                             8,808
    Postage                                                                275
    Auditing fees                                                       20,149
    Legal fees                                                           1,149
    Miscellaneous                                                        3,596
                                                                      --------
      Total expenses                                                  $ 69,425
    Fees paid indirectly                                                  (329)
    Reduction of expenses by investment adviser and distributor        (33,963)
                                                                      --------
      Net expenses                                                    $ 35,133
                                                                      --------
        Net investment loss                                           $(11,927)
                                                                      --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                           $380,540
    Foreign currency transactions                                         (693)
                                                                      --------
      Net realized gain on investments and foreign currency
        transactions                                                  $379,847
                                                                      --------
  Change in unrealized appreciation (depreciation) -
    Investments                                                       $302,065
    Translation of assets and liabilities in foreign currencies           (121)
                                                                      --------
      Net unrealized gain on investments and foreign currency
         translation                                                  $301,944
                                                                      --------
        Net realized and unrealized gain on investments and
          foreign currency                                            $681,791
                                                                      --------
          Increase in net assets from operations                      $669,864
                                                                      ========

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                                       2000                  1999
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                   $   (11,927)          $    (2,270)
  Net realized gain on investments and foreign currency transactions        379,847               245,016
  Net unrealized gain on investments and foreign currency translation       301,944               142,028
                                                                        -----------           -----------
    Increase in net assets from operations                              $   669,864           $   384,774
                                                                        -----------           -----------
Distributions declared to shareholders -
  From net investment income (Class A)                                  $      --             $    (1,540)
  From net investment income (Class I)                                         --                  (2,627)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                                  (34,892)                 (118)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                                 (525,496)                 (201)
                                                                        -----------           -----------
    Total distributions declared to shareholders                        $  (560,388)          $    (4,486)
                                                                        -----------           -----------
Net increase (decrease) in net assets from fund share transactions      $ 1,694,828           $  (538,795)
                                                                        -----------           -----------
      Total increase (decrease) in net assets                           $ 1,804,304           $  (158,507)
Net assets:
  At beginning of period                                                  1,106,767             1,265,274
                                                                        -----------           -----------
At end of period (including accumulated net investment loss of
   $233 and $72, respectively)                                          $ 2,911,071           $ 1,106,767
                                                                        ===========           ===========

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED SEPTEMBER 30,            PERIOD ENDED
                                                          ----------------------------           SEPTEMBER 30,
                                                             2000                 1999                   1998*
--------------------------------------------------------------------------------------------------------------
                                                          CLASS A
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $13.15               $ 9.42                  $10.00
                                                           ------               ------                  ------
Income from investment operations# -
  Net investment income (loss)(S)                          $(0.10)              $(0.01)                 $ 0.06
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         6.62                 3.78                   (0.64)
                                                           ------               ------                  ------
      Total from investment operations                     $ 6.52               $ 3.77                  $(0.58)
                                                           ------               ------                  ------
Less distributions declared to shareholders -
  From net investment income                               $ --                 $(0.04)                 $ --
  From net realized gain on investments and
    foreign currency transactions                           (4.43)                --  **                  --
                                                           ------               ------                  ------
      Total distributions declared to shareholders         $(4.43)              $(0.04)                 $ --
                                                           ------               ------                  ------
Net asset value - end of period                            $15.24               $13.15                  $ 9.42
                                                           ======               ======                  ======
Total return(+)                                             53.54%               40.11%                  (5.80)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 1.77%                1.78%                   1.75%+
  Net investment income (loss)                              (0.62)%              (0.13)%                  0.54%+
Portfolio turnover                                            152%                 162%                    165%
Net assets at end of period (000 Omitted)                    $202                 $122                    $573

(S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed, under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 1.75% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. Effective October 1, 2000, the fund will pay the investment adviser a fee not greater than 0.30% of average daily net assets and the investment adviser and the distributor will no longer waive their fees. To the extent actual expenses were over this limitation, net investment loss per share and the ratios would have been:
      Net investment loss                                  $(0.43)              $(0.32)                 $(0.13)
      Ratios (to average net assets):
        Expenses##                                           3.92%                4.54%                   3.57%+
        Net investment loss                                 (2.77)%              (2.89)%                 (1.32)%+
  * For the period from commencement of the fund's investment operations, October 9, 1997, through September 30, 1998.
 ** Per share amount was less than $(0.01).
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED SEPTEMBER 30,            PERIOD ENDED
                                                          ----------------------------           SEPTEMBER 30,
                                                             1999                 1998                   1997*
--------------------------------------------------------------------------------------------------------------
                                                          CLASS I
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $13.16               $ 9.42                  $10.00
                                                           ------               ------                  ------
Income from investment operations# -
  Net investment income (loss)(S)                          $(0.10)              $(0.03)                 $ 0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         6.62                 3.81                   (0.65)
                                                           ------               ------                  ------
      Total from investment operations                     $ 6.52               $ 3.78                  $(0.58)
                                                           ------               ------                  ------
Less distributions declared to shareholders -
  From net investment income                               $ --                 $(0.04)                 $ --
  From net realized gain on investments and
    foreign currency transactions                           (4.43)                --  **                  --
                                                           ------               ------                  ------
      Total distributions declared to
        shareholders                                       $(4.43)              $(0.04)                   --
                                                           ------               ------                  ------
Net asset value - end of period                            $15.25               $13.16                  $ 9.42
                                                           ======               ======                  ======
Total return                                                53.50%               40.22%                  (5.80)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 1.77%                1.78%                   1.75%+
  Net investment income (loss)                              (0.59)%              (0.23)%                  0.65%+
Portfolio turnover                                            152%                 162%                    165%
Net assets at end of period (000 Omitted)                  $2,709                 $985                    $692
(S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed, under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund pays the investment adviser a fee not greater than 1.75% of average daily net assets. In addition, the investment adviser voluntarily waived its fee for the periods indicated. Effective October 1, 2000, the fund will pay the investment adviser a fee not greater than 0.30% of average daily net assets and the investment adviser will no longer waive its fee. To the extent actual expenses were over this limitation, net investment loss per share and the ratios would have been:
      Net investment loss                                  $(0.36)              $(0.29)                 $(0.07)
      Ratios (to average net assets):
        Expenses##                                           3.42%                4.04%                   3.07%+
        Net investment loss                                 (2.27)%              (2.49)%                 (0.71)%+
 * For the period from commencement of the fund's investment operations, October 9, 1997, through September 30, 1998.
** Per share amount was less than $(0.01).
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS International New Discovery Fund (formerly MFS International Opportunities
Fund) (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended September 30, 2000, accumulated undistributed net investment income increased by $11,766, accumulated undistributed net realized gain on investments and foreign currency transactions decreased by $13,324, and paid in capital from common shareholders increased by $1,558 due to differences between book and tax accounting for currency transactions and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

          First $500 million of average net assets          0.975%
          Average net assets in excess of $500 million      0.925%

During the year ended September 30, 2000, the investment adviser waived its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. Effective October 1, 2000, the fund in turn will pay MFS an expense reimbursement fee not greater than 0.30% of average daily net assets. During the year ended September 30, 2000, the fund paid MFS an expense reimbursement fee of 1.75% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At September 30, 2000, aggregate unreimbursed expenses amounted to $33,127.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

          First $2 billion                         0.0175%
          Next $2.5 billion                        0.0130%
          Next $2.5 billion                        0.0005%
          In excess of $7 billion                  0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of the fund for the year ended September 30, 2000.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. During the year ended September 30, 2000, the fund's distribution plan provided that the fund would pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses included a service fee of 0.25% per annum and a distribution fee of 0.25% per annum of the fund's average daily net assets attributable to Class A shares. Distribution and service fees under the Class A distribution plan were waived during the year ended September 30, 2000.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer. Class B and Class C shares were not offered prior to October 1, 2000.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed during the year ended September 30, 2000, on Class A shares of the fund. Class B and Class C shares were not offered prior to October 1, 2000.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $3,888,242 and $2,885,685, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $2,457,646
                                                               ----------
Gross unrealized appreciation                                  $  426,259
Gross unrealized depreciation                                    (117,837)
                                                               ----------
    Net unrealized appreciation                                $  308,422
                                                               ==========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                         YEAR ENDED SEPTEMBER 30, 2000    YEAR ENDED SEPTEMBER 30, 1999
                                       -------------------------------   ------------------------------
                                              SHARES            AMOUNT         SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                    7,051       $   116,049            350       $     4,265
Shares issued to shareholders in
  reinvestment of distributions                2,360            34,870            159             1,657
Shares reacquired                             (5,414)          (86,155)       (52,069)         (594,263)
                                            --------       -----------        -------       -----------
    Net increase (decrease)                    3,997       $    64,764        (51,560)      $  (588,341)
                                            ========       ===========        =======       ===========

Class I shares
                                         YEAR ENDED SEPTEMBER 30, 2000    YEAR ENDED SEPTEMBER 30, 1999
                                       -------------------------------   ------------------------------
                                              SHARES            AMOUNT         SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                  191,187       $ 3,178,751         24,543       $   308,165
Shares issued to shareholders in
  reinvestment of distributions               35,643           525,474            272             2,828
Shares reacquired                           (124,036)       (2,074,161)       (23,398)         (261,447)
                                            --------       -----------        -------       -----------
    Net increase                             102,794       $ 1,630,064          1,417       $    49,546
                                            ========       ===========        =======       ===========

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. Interest expense incurred on the borrowings amounted to $210 for the year ended September 30, 2000. The average dollar amount of borrowings was $3,311 and the weighted average interest rate on these borrowings was 6.14%. A commitment fee of $17 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust V and Shareholders of MFS International New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS International New Discovery Fund (the Fund), including the schedule of portfolio investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the two years in the period then ended and for the period from October 9, 1997 (commencement of operations) to September 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International New Discovery Fund at September 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from October 9, 1997 (commencement of operations) to September 30, 1998, in conformity with accounting principles generally accepted in the United States.


                                               /s/ ERNST & YOUNG LLP

Boston, Massachusetts
November 9, 2000

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

THE FUND HAS DESIGNATED $142,577 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED SEPTEMBER 30, 2000.

FOR THE YEAR ENDED SEPTEMBER 30, 2000, INCOME FROM FOREIGN SOURCES WAS $15,930 AND THE FUND DESIGNATED A FOREIGN TAX CREDIT OF $2,159.

-------------------------------------------------------------------------------

MFS(R) INTERNATIONAL NEW DISCOVERY FUND

TRUSTEES
J. Atwood Ives+ - Chairman and Chief Executive           SECRETARY
Officer, Eastern Enterprises (diversified services       Stephen E. Cavan*
company)
                                                         ASSISTANT SECRETARY
Lawrence T. Perera+ - Partner, Hemenway & Barnes         James R. Bordewick, Jr.*
(attorneys)
                                                         CUSTODIAN
William J. Poorvu+ - Adjunct Professor, Harvard          State Street Bank and Trust Company
University Graduate School of Business
Administration                                           AUDITORS
                                                         Ernst & Young LLP
Charles W. Schmidt+ - Private Investor
                                                         INVESTOR INFORMATION
Arnold D. Scott* - Senior Executive Vice                 For information on MFS mutual funds, call your
President, Director, and Secretary, MFS Investment       investment professional or, for an information
Management                                               kit, call toll free: 1-800-637-2929 any business
                                                         day from 9 a.m. to 5 p.m. Eastern time (or leave a
Jeffrey L. Shames* - Chairman and Chief Executive        message anytime).
Officer, MFS Investment Management
                                                         INVESTOR SERVICE
Elaine R. Smith+ - Independent Consultant                MFS Service Center, Inc.
                                                         P.O. Box 2281
David B. Stone+ - Chairman, North American               Boston, MA 02107-9906
Management Corp. (investment adviser)
                                                         For general information, call toll free:
INVESTMENT ADVISER                                       1-800-225-2606 any business day from 8 a.m. to 8
Massachusetts Financial Services Company                 p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                                    For service to speech- or hearing-impaired, call
                                                         toll free: 1-800-637-6576 any business day from
DISTRIBUTOR                                              9 a.m. to 5 p.m. Eastern time. (To use this service,
MFS Fund Distributors, Inc.                              your phone must be equipped with a
500 Boylston Street                                      Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                         For share prices, account balances, exchanges, or
CHAIRMAN AND PRESIDENT                                   stock and bond outlooks, call toll free:
Jeffrey L. Shames*                                       1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
PORTFOLIO MANAGER
David A. Antonelli*                                      WORLD WIDE WEB
                                                         www.mfs.com
TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

+ Independent Trustee
*MFS Investment Management

MFS(R) INTERNATIONAL NEW DISCOVERY FUND                         ------------
                                                                  PRSRT STD
[Logo] M F S(R)                                                 U.S. POSTAGE
INVESTMENT MANAGEMENT                                               PAID
We invented the mutual fund(R)                                      MFS
                                                                ------------
500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                     MNI-2  11/00  2.3M  74/874